Copyright 2005 JPMorgan Chase & Co. - All rights reserved. J.P. Morgan Securities Inc., member NYSE and SIPC. JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials. Clients should contact analysts and execute transactions through a JPMorgan Chase & Co. subsidiary or affiliate in their home jurisdiction unless governing law permits otherwise.

The information contained herein is qualified in its entirety by the information in the prospectus and prospectus supplement for this transaction. The information contained herein is preliminary as of the date hereof, supersedes any previous such information delivered to you and will be superseded by any such information subsequently delivered and ultimately by the final prospectus and prospectus supplement relating to the securities and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion or amendment from time to time. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus and prospectus supplement relating to the securities. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JPMORGAN AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES (OTHER THAN JPMORGAN). JPMORGAN IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.



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
                                      CONFORMING           NONCONFORMING              TOTAL
Total Balance                         512,267,609           567,287,496           1,079,555,105
Average Balance                         157,669               211,991                182,203
Loan Count                               3,249                 2,676                  5,925
WA Coupon                                7.189                 7.118                  7.152

Orig Term                                 354                   352                    353
Rem Term                                  354                   351                    352
Seasoning                                  0                     0                      0

1st Lien %                               96.90                 95.45                  96.14
2nd Lien %                               3.10                  4.55                   3.86
FRM %                                    7.57                  8.06                   7.83
ARM %                                    92.43                 91.94                  92.17
Balloon %                                3.09                  4.51                   3.84
IO %                                     46.84                 76.70                  62.53
WA CLTV                                  94.18                 93.19                  93.66
WA FICO                                   644                   660                    652

Loan Purpose
Purchase                                 65.30                 60.30                  62.67
Cash-out Refinance                       7.93                  9.12                   8.55
Rate/Term Refinance                      26.77                 30.59                  28.78

Documentation
Full                                     54.80                 34.29                  44.02
Reduced/Limited                          7.86                  16.62                  12.46
Stated                                   37.35                 49.09                  43.51
NA / NI                                  0.00                  0.00                   0.00

Occupancy
Primary                                  93.54                 88.64                  90.97
Secondary/Investor                       0.00                  0.00                   0.00
Non-owner                                6.46                  11.36                  9.03

Property Type
SingleFamily                             64.38                 63.02                  63.66
MH                                       0.00                  0.00                   0.00

Top 3 States
First                                   CA(32%)               CA(49%)                CA(41%)
Second                                  IL(9%)                IL(7%)                 IL(8%)
Third                                   TX(8%)                FL(7%)                 FL(7%)

ARM Characteristics
Margin                                   5.569                 5.546                  5.557
Minimum Rate                             7.173                 7.115                  7.142
Life Cap                                12.976                12.832                 12.900
Periodic Rate Cap                        1.000                 1.000                  1.000